EXHIBIT 10.1

NINTH AMENDMENT TO FINANCING AGREEMENT

This NINTH AMENDMENT TO FINANCING AGREEMENT (this “Amendment”), dated as of October 1, 2004, is entered into by and among KEY TRONIC CORPORATION, a Washington corporation (the “Company”), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as lender (the “Lender”).

RECITALS

A.	The Company and the Lender previously entered into that certain Financing Agreement, dated August 22, 2001 (as amended, supplemented, restated, and modified from time to time, the “Financing Agreement”), pursuant to which the Lender agreed to provide loans and other financial accommodations to the Company from time to time.

B.	The Company has requested that the Lender amend the Financing Agreement in certain respects, and the Lender is willing to agree to the Company’s request, subject to the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Initially capitalized terms used but not otherwise defined in this Amendment have the respective meanings set forth in the Financing Agreement.

2. Amendment to Financing Agreement. Section 7.11(b) of the Financing Agreement is hereby amended and restated in its entirety to read as follows:

“(b) maintain at all times EBITDA of not less than the respective amount as of the respective date set forth below measured monthly on a rolling twelve month basis in accordance with the methodology set forth in Exhibit A hereto:

Date	Minimum EBITDA
Fiscal month ended September 2004	$4,500,000
Fiscal month ended October 2004 and each fiscal month ending thereafter	$5,000,000”

3. Conditions to Effectiveness. This Amendment will become effective only upon the satisfaction of all of the following conditions precedent (the “Conditions Precedent”):

(a) The Lender has received this Amendment, duly executed and delivered by the Lender and the Company and acknowledged by the Guarantors prior to 5:00 p.m. Pacific Daylight time on October 29, 2004; and

(b) Each of the representations and warranties set forth in this Amendment are true and correct;

4. Representations and Warranties. In order to induce the Lender to enter into this Amendment, the Company represents and warrants to the Lender, as of the date of this Amendment, as follows:

(a) Power and Authority. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Financing Agreement, as amended and supplemented by this Amendment.

(b) Authorization of Agreements. The execution and delivery of this Amendment by the Company and the performance by the Company of the Financing Agreement, as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by the Company.

(c) Representations and Warranties in the Financing Agreement. The Company confirms that the representations and warranties contained in the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date).

5. No Oral Agreements. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN LENDER AND COMPANY WITH RESPECT TO THE RESPECTIVE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN OR ORAL AGREEMENTS BETWEEN LENDER AND COMPANY.

6. Miscellaneous.

(a) Reference to and Effect on the Existing Financing Agreement.

(i) Except as specifically amended or supplemented by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement remains unmodified, continues in full force and effect, and is hereby ratified and confirmed.

(ii) The execution and delivery of this Amendment and performance of the Financing Agreement does not constitute a waiver of any provision of, or operate as a waiver of any right, power, or remedy of the Lender under, the Financing Agreement or any of the other Loan Documents.

(iii) This Amendment must be construed as one with the existing Financing Agreement, and the existing Financing Agreement must, where the context so requires, be read and construed throughout to incorporate this Amendment.

(b) Fees and Expenses. The Company agrees to pay on demand: all costs, fees, and expenses incurred by CIT in connection with the preparation, negotiation, and execution of this Amendment and any other documents executed pursuant hereto and any and all subsequent amendments, modifications, and supplements hereto or thereto, including without limitation, the costs and fees of CIT’s legal counsel.

(c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose and may not be given any substantive effect.

(d) Counterparts. This Amendment may be executed in one or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telefacsimile will be equally effective as delivery of an original executed counterpart of this Amendment.

(e) Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION TO ENFORCE, DEFEND, INTERPRET, OR OTHERWISE CONCERNING THIS AMENDMENT.

(f) Governing Law. This Amendment is governed by and must be construed according to the laws of the State of California (without reference to the choice of law provisions thereof).

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

KEY TRONIC CORPORATION,
a Washington corporation

By:	/s/ Ronald F. Klawitter
Name:	Ronald F. Klawitter
Title:	Executive Vice President and CFO

THE CIT GROUP/BUSINESS CREDIT, INC., as Lender

By:	/s/ Jeannette M. Behm
Name:	Jeannette M. Behm
Title:	Vice President

Each of the undersigned hereby confirms that the foregoing Amendment shall not affect, modify, or diminish such undersigned’s obligations under any instrument of guaranty and/or any related pledge or security agreements executed in favor of CIT and reaffirms and ratifies each of the terms and conditions of such guaranty and/or related pledge or security agreements.

KEY TRONIC JUAREZ, S.A. de C.V.

By:	/s/ Ronald F. Klawitter
Name:	Ronald F. Klawitter
Title:	Executive Vice President and CFO

KEY TRONIC REYNOSA, S.A. de C.V.

By:	/s/ Ronald F. Klawitter
Name:	Ronald F. Klawitter
Title:	Executive Vice President and CFO